EXHIBIT (5)(a)

FORM OF APPLICATION

ADVISOR’S EDGE® VARIABLE ANNUITY APPLICATION
Home Office: 4 Manhattanville Road, Purchase, New York 10577 Administrative Office: 4333 Edgewood Road N.E., Cedar Rapids, IA 52499

1. TYPE OF ANNUITY (SOURCE OF FUNDS)

Initial purchase payment $

☐  Non qualified

☐  New Money    ☐  1035 Exchange

☐  Qualified

☐  New Money    ☐  Rollover     ☐  Transfer

Qualified Type:

☐  IRA    ☐   Roth IRA    ☐  SEP/IRA    ☐  403(b)

☐  Roth Conversion     ☐  Other

IRA/SEP/ROTH IRA

$                      Contribution for tax year

$                      Trustee to Trustee Transfer

$                      Rollover from

    ☐  IRA    ☐  403(b)    ☐  Pension    ☐  Other

ROTH IRA Rollover

                        Date first established or date of conversion

$                      Portion previously taxed

2(a). PRIMARY OWNER INFORMATION

If no Annuitant is specified in #3, the Owner will be the Annuitant.

First Name:  ____________________________________________

Last Name:  ____________________________________________

Address:  _____________________________________________

City, State:  ____________________________________________

Zip:              -             Telephone:

Email Address (optional):  _________________________________

Date of Birth:                                  Sex:     ☐  Female    ☐  Male

SSN/TIN:                               Citizenship:    ☐  U.S.    ☐  Other

2(b). JOINT OWNER INFORMATION (Optional)

First Name:  ____________________________________________

Last Name:  ____________________________________________

Address:  _____________________________________________

City, State:  ____________________________________________

Zip:              -             Telephone:

Date of Birth:                                  Sex:     ☐  Female    ☐  Male

SSN/TIN:                               Citizenship:    ☐  U.S.    ☐  Other

3. ANNUITANT

Complete only if different from Primary Owner.

First Name:  ____________________________________________

Last Name:  ____________________________________________

Address:  _____________________________________________

City, State:  ____________________________________________

Zip:              -             Telephone:

Email Address (optional):  ________________________________

Date of Birth:                                  Sex:     ☐  Female    ☐  Male

SSN:                                          Citizenship:    ☐   U.S.    ☐  Other

4. BENEFICIARY(IES) DESIGNATION

Name	Relationship		☐ Primary

___________________________________________	_________	%	☐ Contingent

Name	Relationship		☐ Primary

___________________________________________	_________	%	☐ Contingent

Name	Relationship		☐ Primary

___________________________________________	_________	%	☐ Contingent

Name	Relationship		☐ Primary

___________________________________________	_________	%	☐ Contingent

Name	Relationship		☐ Primary

___________________________________________	_________	%	☐ Contingent

5. GUARANTEED DEATH BENEFITS

Your selection cannot be changed after the policy has been issued.

☐	Policy Value Death Benefit.

M&E Risk Fee and Administrative Charge is .55%.
Available if the annuitant is age 0-85 on policy date.

☐	Return of Premium Death Benefit.

M&E Risk Fee and Administrative Charge is .60%.
Available if the annuitant is age 0-85 on policy date.

☐	Annual Step-Up Death Benefit.

M&E Risk Fee and Administrative Charge is .75%.
Available if the annuitant is age 0-75 on policy date.

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6. PORTFOLIO INVESTMENT STRATEGY

☐	Lump Sum

I elect to allocate 100% of my contributions according to percentage listed in Section 8 “Lump Sum Allocation Section”.

☐	Dollar Cost Averaging (DCA) Program

I elect to allocate 100% of my contributions according to percentage listed in Section 9 DCA “Transfer Allocation Section”.

☐	Combined: Lump Sum and DCA Program (must total 100%)

I elect to allocate as follows:

% as a lump-sum contributions according to percentages listed in Section 8 “Lump Sum Allocation Section”.

% in the DCA Account and transferred according to percentages listed in Section 9 DCA “Transfer Allocation Section”.

7. DCA TRANSFER STRATEGY

DCA Transfer Strategy:

Select from one of the following choices and complete section 9 “DCA Transfer Allocation”. There is a $500 min. transfer amt. for the DCA Program.

Standard DCA Program	Frequency for Standard DCA Program
☐ Money Market Sub-account	Monthly:	☐ 6 Mo.	☐ 12 Mo.	☐ Other: (6-24 months)
		Quarterly:	☐ 4 Qtr.	☐ Other: (4-8 quarters)

8. LUMP SUM ALLOCATION

Subaccounts:

.0%	AllianceBernstein Global Technology Portfolio - Class B
.0%	AllianceBernstein Growth Portfolio - Class B
.0%	AllianceBernstein Large Cap Growth Portfolio - Class B
.0%	American Century International - Initial Class
.0%	Asset Allocation - Conservative Portfolio - Initial Class
.0%	Asset Allocation - Growth Portfolio - Initial Class
.0%	Asset Allocation - Moderate Portfolio - Initial Class
.0%	Asset Allocation - Moderate Growth Portfolio - Initial Class
.0%	Capital Guardian Global - Initial Class
.0%	Capital Guardian Value - Initial Class
.0%	Clarion Real Estate Securities - Initial Class
.0%	Credit Suisse - International Focus Portfolio
.0%	Credit Suisse - Small Cap Growth Portfolio
.0%	DFA - VA Global Bond Portfolio
.0%	DFA - VA International Small Portfolio
.0%	DFA - VA International Value Portfolio
.0%	DFA - VA Large Value Portfolio
.0%	DFA - VA Short-Term Fixed Portfolio
.0%	DFA - VA Small Value Portfolio
.0%	Dreyfus - Core Bond Portfolio - Service Class
.0%	Dreyfus Socially Responsible Growth Fund, Inc. - Service Class
.0%	Dreyfus VIF - Appreciation Portfolio - Service Class
.0%	Federated American Leaders Fund II
.0%	Federated Capital Income Fund II
.0%	Federated Fund for U.S. Government Securities II
.0%	Federated High Income Bond Fund II
.0%	Federated Prime Money Fund II
.0%	Fidelity - VIP Mid Cap Portfolio - Initial Class
.0%	Fidelity - VIP Value Strategies Portfolio - Initial Class
.0%	Gartmore GVIT Developing Markets Fund
.0%	Great Companies - AmericanSM - Initial Class
.0%	Great Companies - TechnologySM - Initial Class
.0%	Janus Growth - Initial Class
.0%	J.P. Morgan Enhanced Index - Initial Class
.0%	Liberty Small Company Growth Fund, Variable Series - Class A Shares
.0%	PIMCO Total Return - Initial Class
.0%	Salomon All Cap - Initial Class
.0%	Templeton Great Companies Global - Initial Class
.0%	Transamerica Equity - Initial Class
.0%	Transamerica Growth Opportunities - Initial Class
.0%	Transamerica Value Balanced - Initial Class
.0%	Vanguard - Equity Index Portfolio
.0%	Vanguard - Mid-Cap Index Portfolio
.0%	Vanguard - REIT Index Portfolio
.0%	Vanguard - Short-Term Investment Grade Portfolio
.0%	Vanguard - Total Bond Market Index Portfolio
.0%	Van Kampen Active International Allocation - Initial Class
.0%	Van Kampen Emerging Growth - Initial Class
.0%	Wanger U.S. Smaller Companies
.0%	Wanger International Small Cap
.0%	WFVT Multi Cap Value Fund

9. DCA TRANSFER ALLOCATION

Transfer To:

.0%	AllianceBernstein Global Technology Portfolio - Class B
.0%	AllianceBernstein Growth Portfolio - Class B
.0%	AllianceBernstein Large Cap Growth Portfolio - Class B
.0%	American Century International - Initial Class
.0%	Asset Allocation - Conservative Portfolio - Initial Class
.0%	Asset Allocation - Growth Portfolio - Initial Class
.0%	Asset Allocation - Moderate Portfolio - Initial Class
.0%	Asset Allocation - Moderate Growth Portfolio - Initial Class
.0%	Capital Guardian Global - Initial Class
.0%	Capital Guardian Value - Initial Class
.0%	Clarion Real Estate Securities - Initial Class
.0%	Credit Suisse - International Focus Portfolio
.0%	Credit Suisse - Small Cap Growth Portfolio
.0%	DFA - VA Global Bond Portfolio
.0%	DFA - VA International Small Portfolio
.0%	DFA - VA International Value Portfolio
.0%	DFA - VA Large Value Portfolio
.0%	DFA - VA Short-Term Fixed Portfolio
.0%	DFA - VA Small Value Portfolio
.0%	Dreyfus - Core Bond Portfolio - Service Class
.0%	Dreyfus Socially Responsible Growth Fund, Inc. - Service Class
.0%	Dreyfus VIF - Appreciation Portfolio - Service Class
.0%	Federated American Leaders Fund II
.0%	Federated Capital Income Fund II
.0%	Federated Fund for U.S. Government Securities II
.0%	Federated High Income Bond Fund II
.0%	Federated Prime Money Fund II
.0%	Fidelity - VIP Mid Cap Portfolio - Initial Class
.0%	Fidelity - VIP Value Strategies Portfolio - Initial Class
.0%	Gartmore GVIT Developing Markets Fund
.0%	Great Companies - AmericanSM - Initial Class
.0%	Great Companies - TechnologySM - Initial Class
.0%	Janus Growth - Initial Class
.0%	J.P. Morgan Enhanced Index - Initial Class
.0%	Liberty Small Company Growth Fund, Variable Series - Class A Shares
.0%	PIMCO Total Return - Initial Class
.0%	Salomon All Cap - Initial Class
.0%	Templeton Great Companies Global - Initial Class
.0%	Transamerica Equity - Initial Class
.0%	Transamerica Growth Opportunities - Initial Class
.0%	Transamerica Value Balanced - Initial Class
.0%	Vanguard - Equity Index Portfolio
.0%	Vanguard - Mid-Cap Index Portfolio
.0%	Vanguard - REIT Index Portfolio
.0%	Vanguard - Short-Term Investment Grade Portfolio
.0%	Vanguard - Total Bond Market Index Portfolio
.0%	Van Kampen Active International Allocation - Initial Class
.0%	Van Kampen Emerging Growth - Initial Class
.0%	Wanger U.S. Smaller Companies
.0%	Wanger International Small Cap
.0%	WFVT Multi Cap Value Fund

100.0%	Total

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10. ASSET REBALANCING

I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

Not available with DCA.

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

☐ Monthly	☐ Quarterly	☐ Semi-Annually	☐ Annually

11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

☐	Check here if you want to be sent a copy of “Statement of Additional Information.”

Will this annuity replace or change any existing annuity or life insurance?     ☐  No    ☐  Yes (If yes, complete the following)

Company:  _______________________________________________________

Policy No.:  _______________________________________________________

•	To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

•	I am in receipt of a current prospectus for this variable annuity.

•	This application is subject to acceptance by Transamerica Financial Life Insurance Company. If this application is rejected for any reason, Transamerica Financial Life Insurance Company will be liable only for return of purchase payment paid.

•	Account values based on the performance of the Separate Account are not guaranteed as to fixed dollar amount.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE APPROPRIATE FOR MY NEEDS.

Signed at:
City State Date

Owner(s) Signature: X

Joint Owner(s) Signature: X

Annuitant Signature: (if not Owner) X

12. AGENT INFORMATION

Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

☐ No ☐ Yes

I HAVE REVIEWED THE APPLICANT’S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS APPROPRIATE FOR HIS/HER NEEDS.

#1: Advisor/Licensed Agent

Print First Name:

Last Name:

Signature: X

Rep Phone #:

Email Address (Optional):

SSN/TIN:

#2: Advisor/Licensed Agent

Print First Name:

Last Name:

Signature: X

Rep Phone #:

Email Address (optional):

SSN/TIN:

Firm Name:

Firm Address:

For Advisor Use Only - Contact your home office for program information.

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